                                                                    EXHIBIT 3.57

                                 STATE OF ALASKA

                DEPARTMENT OF COMMUNITY AND ECONOMIC DEVELOPMENT

                    DIVISION OF BANKING, SECURITIES AND CORPORATIONS

I certify that the attached 34 pages are true copies of records on file with the Department of Community and Economic Development, Division of Banking, Securities, and Corporations.

                                               Edgar Blatchford
                                               Commissioner

(SEAL)                                         Certified by: Mathew Alex

                                               Date: 08/13/2003

                                STATE OF ALASKA

                             DEPARTMENT OF COMMERCE

                                     JUNEAU

                          CERTIFICATE OF INCORPORATION

         The undersigned, as Commissioner of Commerce of the State of Alaska, hereby certifies that duplicate originals of the Articles of Incorporation of U-HAUL CO. OF ALASKA

duly signed and verified pursuant to the provisions of the Alaska Business Corporation Act, have been received in this office and are found to conform to law.

         ACCORDINGLY the undersigned, as such Commissioner of Commerce, and by virtue of the authority vested in him by law hereby issues this Certificate of Incorporation of

                              U-HAUL CO. OF ALASKA

and attaches hereto a duplicate original of the Articles of Incorporation.

                                    IN TESTIMONY WHEREOF, I have hereunto set my
                                     hand and affixed my official seal, at
                                      Juneau, the Capital, this 25th, day of
                                       February A.D. 1969

                                                        GEORGE SHARROCK
                                                        COMMISSIONER OF COMMERCE

         STATE OF ALASKA
_________DEPT. OF COMMERCE

                                     RECEIPT                         C No. 29405

                                                      DATE: March 6, 1969

AMOUNT:                                               DOLLARS:
        Forty  five  and no/100 ---------------        $ 45.00

FOR:    U-HAUL CO. OF ALASKA -----------------8461-D     AMOUNT:     RECEIPT COD
        Filing Articles of Incorporation for record      25.00
        2/25/69. Payment of 1969 corp. tax.              15.00
        OVERPAYMENT OF $5.00 will be refunded.            5.00          683

RECEIVED OF:
        Arcoa Inc.                                      STATE OF ALASKA
        2727 North Central
        P.O.  Box 21502
        Phoenix,  Arizona 85036                    /s/ GEORGE SHARROCK
                                                   -----------------------------
                                                   COMMISSIONER OF COMMERCE

                            Re: U-Haul Co. of Alaska

XX The Articles of Incorporation of the above named corporation were filed for record as of this date: 2/25/69

XX       Receipt No. C-29405 is enclosed.

XX       Certificate of Incorporation is enclosed.

____ Articles of Incorporation are being held unrecorded for the following reasons:

____ Articles of Incorporation are returned herewith for the following reasons:

                                                   Yours very truly,

                                                   DEPARTMENT OF COMMERCE

                                                   /s/ GEORGE SHARROCK
                                                   Commissioner of Commerce

                            ARTICLES OF INCORPORATION
                                       of

                              U-HAUL CO. OF ALASKA
                             An Alaskan Corporation

         KNOW ALL MEN BY THESE PRESENTS: that we, the undersigned, have this day adopted, made and subscribed in duplicate to the following Articles of Incorporation, for the purpose of forming a corporation under the Business Corporation Act of the state of Alaska.

                                    ARTICLE I

         The name of the corporation shall be U-HAUL CO. OF ALASKA.

                                   ARTICLE II

         The registered office of the corporation shall be at 200 National Bank of Alaska Building, Juneau, Alaska 99801. The registered agent at said address shall be C. T. Corporation System.

                                  ARTICLE III

         The purpose or purposes for which the corporation is organized are: to rent, lease, repair, and sell to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles and property of any and every kind and description, and to purchase or otherwise acquire and operate any facilities useful for the conduct of the business enterprise of this corporation. In general, to carry on any other similar business in connection with the foregoing and to have and exercise all powers conferred by the Business Corporation Act of the state of Alaska.

                                   ARTICLE IV

         The authorized amount of capital stock of this corporation, shall be Ten Thousand ($10,000.00) Dollars, divided into One Thousand (1,000) shares of the par value of Ten ($10.00) Dollars each. Said capital stock shall be paid in at such time and upon such conditions as the Board of Directors may by resolution direct, either in cash, or by services rendered to the corporation, or by real or personal property transferred to it. Shares of stock when issued in exchange for servies or property pursuant to a resolution of the

Page 1 of 3 pages

Board of Directors shall thereupon become and be fully paid the same as though paid for in cash at par value, and shall be non-assessable forever, and the determination of the Board of Directors as to the value of any property or services received by the corporation in exchange for stock shall be conclusive.

         All shareholders shall have pre-emptive rights to purchase, subscribe for or otherwise acquire any unissued share of stock of this corporation of any class now or hereafter authorized.

                                    ARTICLE V

         This corporation shall not commence business until consideration of the value of at least One-Thousand ($1,000.00) Dollars has been received in exchange for the issuance of shares.

                                   ARTICLE VI

         The time of the duration of this corporation shall be perpetual.

                                   ARTICLE VII

         This corporation shall have three (3) Directors initially. The number of Directors may be increased or diminished from time to time in accordance with the By-Laws adopted by the stockholders, but shall never be less than three (3).

                                  ARTICLE VIII

         The affairs of this corporation shall be conducted by the Board of Directors and by such officers as the said Board of Directors may from time to time elect or appoint. Said Directors shall be elected by the stockholders at the annual meeting of the corporation to be held on the third Monday of January of each year and shall hold office until their successors are elected.

         The following named persons shall serve as Directors of this corporation until the first annual meeting:

                Director        Carl A. Karcher
                                4444 North 85th Street
                                Scottsdale, Arizona

                Director        John A. Lorentz
                                2124 South Terrace Road
                                Tempe, Arizona

                Director        James V. Scoggin
                                1248 East Broadmore Drive
                                Tempe, Arizona

Page 2 of 3 pages

                                   ARTICLE IX

         Except as to the amount of any unpaid stock subscription owing to this corporation, the private property of the stockholders of this corporation shall be exempt from liability for its debts and obligations.

                                    ARTICLE X

         The Incorporators of this corporation and their addresses are:

                Carl A. Karcher         4444 North 85th Street
                                        Scottsdale, Arizona

                John A. Lorentz         2124 South Terrace Road
                                        Tempe, Arizona

                James V. Scoggin        1248 East Broadmore Drive
                                        Tempe, Arizona

         IN TESTIMONY WHEREOF, we have signed and sealed these Articles of Incorporation this 21 day of February, 1969.

                                               /s/ Carl A. Karcher
                                               ---------------------------------
                                               Carl A. Karcher

                                               /s/ John A. Lorentz
                                               ---------------------------------
                                               John A. Lorentz

                                               /s/ James V. Scoggin
                                               ---------------------------------
                                               James V. Scoggin

STATE OF ARIZONA        )
                        )
COUNTY OF MARICOPA      )

         On this 21st day of February, 1969, before me a Notary Public, personally appeared Carl A. Karcher, John A. Lorentz and James V. Scoggin, known by me to be the persons whose signatures are subscribed to the within instrument and who acknowledged that they executed the same as their free act and deed for the purposes therein contained.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                        /s/ Helen H. Delamater
                                        ----------------------------------------
                                        Notary Public         State of Arizona

Page 3 of 3 pages

                                           My Commission Expires Aug. 13, 1972

                                STATE OF ALASKA

                             DEPARTMENT OF COMMERCE

                                     JUNEAU

                          CERTIFICATE OF INCORPORATION

         The undersigned, as Commissioner of Commerce of the State of Alaska, hereby certifies that duplicate originals of the Articles of Incorporation of U-Haul Co. of Alaska

duly signed and verified pursuant to the provisions of the Alaska Business Corporation Act, have been received in this office and are found to conform to law.

         ACCORDINGLY the undersigned, as such Commissioner of Commerce, and by virtue of the authority vested in him by law hereby issues this Certificate of Incorporation of

                              U-HAUL CO. OF ALASKA

and attaches hereto a duplicate original of the Articles of Incorporation.

                      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal, at Juneau, the Capital, this 25th, day of February A.D. 1969

                                               /s/ GEORGE SHARROCK
                                               GEORGE SHARROCK
                                               COMMISSIONER OF COMMERCE

                            ARTICLES OF INCORPORATION
                                       of

                              U-HAUL CO. OF ALASKA
                             An Alaskan Corporation

         KNOW ALL MEN BY THESE PRESENTS: that we, the undersigned, have this day adopted, made and subscribed in duplicate to the following Articles of Incorporation, for the purpose of forming a corporation under the Business Corporation Act of the state of Alaska.

                                    ARTICLE I

         The name of the corporation shall be U-HAUL CO. OF ALASKA.

                                   ARTICLE II

         The registered office of the corporation shall be at 200 National Bank of Alaska Building, Juneau, Alaska 99801. The registered agent at said address shall be C. T. Corporation System.

                                   ARTICLE III

         The purpose or purposes for which the corporation is organized are: to rent, lease, repair, and sell to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles and property of any and every kind and description, and to purchase or otherwise acquire and operate any facilities useful for the conduct of the business enterprise of this corporation. In general, to carry on any other similar business in connection with the foregoing and to have and exercise all powers conferred by the Business Corporation Act of the state of Alaska.

                                   ARTICLE IV

         The authorized amount of capital stock of this corporation, shall be Ten Thousand ($10,000.00) Dollars, divided into One Thousand (1,000) shares of the par value of Ten ($10.00) Dollars each. Said capital stock shall be paid in at such time and upon such conditions as the Board of Directors may by resolution direct, either in cash, or by services rendered to the corporation, or by real or personal property transferred to it. Shares of stock when issued in exchange for service or property pursuant to a resolution of the

Page 1 of 3 pages

Board of Directors shall thereupon become and be fully paid the same as though paid for in cash at par value, and shall be non-assessable forever, and the determination of the Board of Directors as to the value of any property or services received by the corporation in exchange for stock shall be conclusive.

         All shareholders shall have pre-emptive rights to purchase, subscribe for or otherwise acquire any unissued share of stock of this corporation of any class now or hereafter authorized.

                                    ARTICLE V

         This corporation shall not commence business until consideration of the value of at least One-Thousand ($1,000.00) Dollars has been received in exchange for the issuance of shares.

                                   ARTICLE VI

         The time of the duration of this corporation shall be perpetual.

                                   ARTICLE VII

         This corporation shall have three (3) Directors initially. The number of Directors may be increased or diminished from time to time in accordance with the By-Laws adopted by the stockholders, but shall never be less than three (3).

                                  ARTICLE VIII

         The affairs of this corporation shall be conducted by the Board of Directors and by such officers as the said Board of Directors may from time to time elect or appoint. Said Directors shall be elected by the stockholders at the annual meeting of the corporation to be held on the third Monday of January of each year and shall hold office until their successors are elected.

         The following named persons shall serve as Directors of this corporation until the first annual meeting:

                  Director   Carl A. Karcher
                             4444 North 85th Street
                             Scottsdale, Arizona

                  Director   John A. Lorentz
                             2124 South Terrace Road
                             Tempe, Arizona

                  Director   James V. Scoggin
                             1248 East Broadmore Drive
                             Tempe, Arizona

Page 2 of 3 pages

                                   ARTICLE IX

         Except as to the amount of any unpaid stock subscription owing to this corporation, the private property of the stockholders of this corporation shall be exempt from liability for its debts and obligations.

                                    ARTICLE X

         The incorporators of this corporation and their addresses are:

                   Carl A. Karcher      4444 North 85th Street
                                        Scottsdale, Arizona

                   John A. Lorentz      2124 South Terrace Road
                                        Tempe, Arizona

                   James V. Scoggin     1248 East Broadmore Drive
                                        Tempe, Arizona

         IN TESTIMONY WHEREOF, we have signed and sealed these Articles of Incorporation this 21 day of February, 1969.

                                                  /s/ Carl A. Karcher
                                                  ------------------------------
                                                  Carl A. Karcher

                                                  /s/ John A. Lorentz
                                                  ------------------------------
                                                  John A. Lorentz

                                                  /s/ James V. Scoggin
                                                  ------------------------------
                                                  James V. Scoggin

STATE OF ARIZONA        )
                        )
COUNTY OF MARICOPA      )

         On this 21st day of February, 1969, before me a Notary Public, personally appeared Carl A. Karcher, John A. Lorentz and James V. Scoggin, known by me to be the persons whose signatures are subscribed to the within instrument and who acknowledged that they executed the same as their free act and deed for the purposes therein contained.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                        /s/ Helen H. Delamater
                                        ----------------------------------------
                                        Notary Public       State of Arizona

                                             My Commission Expires Aug. 13, 1972

Page 3 of 3 pages

                                 STATE OF ALASKA

                             DEPARTMENT OF COMMERCE

                                     JUNEAU

                              CERTIFICATE OF MERGER

         The undersigned, as Commissioner of Commerce of the State of Alaska, hereby certifies that duplicate originals of Articles of Merger of AUTOMATED MULTITEST MEDICAL LABORATORIES, INC., a domestic corporation into U-HAUL CO. OF ALASKA, a domestic corporation, duly signed and verified pursuant to the provisions of the Alaska Business Corporation Act, have been received in this office and are found to conform to law.

         ACCORDINGLY the undersigned, as such Commissioner of Commerce, and by virtue of the authority vested in him by law, hereby issues this Certificate of Merger of

                 AUTOMATED MULTITEST MEDICAL LABORATORIES, INC.

                                      into

                              U-HAUL CO. OF ALASKA

and attaches hereto a duplicate originals of the Articles of Merger.

                                    IN TESTIMONY WHEREOF, I have hereunto set my
                                      hand and affixed my official seal, at
                                      Juneau, the Capital, this
                                      3rd day of January A.D. 1972

                                               KENNETH W. KADOW
                                             COMMISSIONER OF COMMERCE

                               ARTICLES OF MERGER

         Pursuant to the Business Corporation Act of the state of Alaska, the undersigned corporations hereby adopt the following Articles of Merger for the purpose of merging them into one of such corporations.

FIRST.   The names of the undersigned corporations and the states under the laws of which they are respectively organized, and their status after completion of the merger are as follows:

      U-Haul Co. of Alaska                                 Alaska Survivor
      Automated Multitest Medical Laboratories, Inc.       Alaska Absorbed

SECOND. The Plan and Agreement of Merger which is attached hereto and by reference incorporated herein, was approved by the directors and shareholders of each of the undersigned corporations in the manner provided under the laws of the State of Alaska.

THIRD.   The number of shares outstanding, and the number of shares entitled to vote upon such Plan and Agreement of Merger, and the number of shares voted for and against such Plan and Agreement of Merger as to U-HAUL CO. OF ALASKA, an Alaska corporation, was as follows:

Number of Shares   Number of Shares       Number         Number
  Outstanding      Entitled to Vote     Voted For    Voted Against
----------------   -----------------    ---------    --------------
     100                 100               100            -0-

FOURTH. None of the shares of the authorized capital stock of Automated Multitest Medical Laboratories, Inc., an Alaska corporation have been issued or are outstanding, and approval of such Agreement of Merger has been given by unanimous consent of the Board of Directors of such corporation.

FIFTH.   The respective secretaries or assistant secretaries of the respective undersigned corporations in signing these Articles and the assistant secretary of U-HAUL CO. OF ALASKA affixing the corporate seal of the U-HAUL CO. OF ALASKA, hereby certify as to the above-stated votes. The absorbed corporation has no corporate seal.

                    Executed this 10th day of December, 1971.

                      SURVIVOR: U-HAUL CO. OF ALASKA, an Alaska Corporation

(Corporate
    Seal)
                                             BY: /s/ John A. Lorentz
                                                 -------------------------------
                                                 John A. Lorentz - President
Attest: /s/ David Helsten
       --------------------------
        David Helsten - Secretary

                      ABSORBED: AUTOMATED MULTITEST MEDICAL LABORATORIES, INC.,
                                an Alaska Corporation
(No Corporate
        Seal)
                                             BY: /s/ John A. Lorentz
                                                 -------------------------------
                                                  John A. Lorentz - President
Attest: /s/ David Helsten
       ---------------------
       David Helsten - Secretary

State of Arizona     )
                     ) ss.
County of Maricopa   )

         On this the 10th day of November, 1971, before me, the undersigned Notary Public, appeared David Helsten and John A. Lorentz, who, being duly sworn did say that they are the Secretary and President, respectively of AUTOMATED MULTITEST MEDICAL LABORATORIES, INC., an Alaska corporation, and that they are the persons whose names are subscribed to the foregoing instrument on behalf of said corporation, in the above-stated capacities, and that there is no corporate seal for the said corporation and that said instrument was signed on behalf of said corporation by authority of its Board of Directors, and as the free act and deed of said corporation, and for the purposes therein stated; and further that the facts therein stated are true to the best of their knowledge, information and belief.

         IN WITNESS WHEREOF, I set my hand and official seal.

                                            /s/ [ILLEGIBLE]
                                            ------------------------------------
                                                       Notary Public

My commission
expires: [ILLEGIBLE]

State of Arizona     )
                     ) ss.
County of Maricopa   )

         On this the 10th day of December, 1971, before me, the undersigned Notary Public, appeared David Helsten and John A. Lorentz, who, being duly sworn did say that they are the Secretary and President, respectively of U-HAUL CO. OF ALASKA, an Alaska corporation, and that they are the persons whose names are subscribed to the foregoing instrument on behalf of said corporation, in the above-stated capacities, and that the seal is the corporate seal of the said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors and Shareholders, and as the free act and deed of said corporation, and for the purposes thereinstated; and further that the facts therein stated are true to the best of their knowledge, information and belief.

         IN WITNESS WHEREOF, I set my hand and official seal.

                                         /s/ Helen H. Delamater
                                         ---------------------------------------
                                                     Notary Public

My commission
expires: [ILLEGIBLE]

                       CERTIFICATE OF CORPORATE RESOLUTION

         I, David Helsten, do hereby certify that I am the duly elected and acting Secretary of U-HAUL CO. OF ALASKA, an Alaska corporation, and that the following is a true and accurate copy of a resolution adopted by the Board of Directors of this corporation at a meeting duly called and held on the 10th day of December, 1971, as the same appears on the books and records of this corporation:

              RESOLVED, That this Board of Directors by unanimous consent hereby recommends, approves and adopts the proposed Plan and Agreement of Merger between this corporation and AUTOMATED MULTITEST MEDICAL LABORATORIES, INC., and the Officers of this corporation are hereby authorized and directed to enter into said Plan and Agreement by executing said Plan and Agreement under the corporate seal of this corporation, and be it

              RESOLVED FURTHER, That said Plan and Agreement be submitted to the shareholders of this corporation at a special meeting to be held on the 10th day of December, 1971, for the purpose of considering and voting upon the approval and adoption of said Plan and Agreement;

              RESOLVED FURTHER, That in the event said Plan and Agreement shall be approved and adopted at said special meeting of shareholders, then the officers of this corporation are hereby authorized to execute and deliver, under corporate seal of this corporation and on behalf of this corporation, any and all documents which they deem necessary or advisable including "ARTICLES OF MERGER", to consummate said merger under the laws of the state of Alaska and that the Secretary of this corporation is authorized to certify as to the vote of the shareholders on said Agreement or in said "ARTICLES OF MERGER."

         In Witness Whereof, I have set my hand and the official seal of this corporation this 10th day of December, 1971.

         (Seal)

                                         /s/ David Helsten
                                         ---------------------------------------
                                         David Helsten - Secretary

                     CERTIFICATE OF CORPORATION RESOLUTION

         I, David Helsten, do hereby certify that I am the duly elected and acting Secretary of AUTOMATED MULTITEST MEDICAL LABORATORIES, INC., an Alaska corporation, and that the following is a true and accurate copy of a resolution adopted by the Board of Directors of this corporation at a meeting duly called and held on the 10th day of December, 1971, as the same appears on the books and records of this corporation:

              RESOLVED, That this Board of Directors by unanimous consent hereby recommends, approves and adopts the proposed Plan and Agreement of Merger between this corporation and U-HAUL CO. OF ALASKA, and the Officers of this corporation are hereby authorized and directed to enter into said Plan and Agreement by executing said Plan and Agreement, and be it

              RESOLVED FURTHER, That in the event said Plan and Agreement shall be approved and adopted at said special meeting of shareholders of U-HAUL CO. OF ALASKA, then the Officers of this corporation are hereby authorized to execute and deliver, and on behalf of this corporation, any and all documents which they deem necessary or advisable including "ARTICLES OF MERGER," to consummate said merger under the laws of the state of Alaska.

         In Witness Whereof, I have set my hand this 10th day of December, 1971.

(No Corporate
        Seal)

                                          /s/ David Helsten
                                          --------------------------------------
                                          David Helsten - Secretary

                               PLAN AND AGREEMENT

                                   OF MERGER

         THIS PLAN AND AGREEMENT OF MERGER dated this 10th day of December, 1971 made by and between U-HAUL CO. OF ALASKA, an Alaska corporation, hereinafter sometimes referred to as SURVIVOR or Surviving Corporation, and AUTOMATED MULTITEST MEDICAL LABORATORIES, INC., an Alaska corporation, hereinafter sometimes referred to as ABSORBED or ABSORBED CORPORATION, and together with SURVIVOR as "Constituent Corporations."

WITNESSETH THAT:

WHEREAS:

         1. SURVIVOR is a corporation organized and existing under the laws of the State of Alaska with its registered office in that state being located at 200 National Bank of Alaska Building, Juneau, Alaska 99801, c/o C.T. Corporation System;

         2. SURVIVOR has an authorized capitalization of 1,000 shares of common stock having a per value of $10.00 per share, 100 of which are issued, outstanding, and owned by AMERCO, a Nevada corporation;

         3. ABSORBED CORPORATION is a corporation organized and existing under the laws of the State of Alaska with its registered office in that state being located at 200 National Bank of Alaska Building, Juneau, Alaska 99801, c/o C.T. Corporation System;

         4. ABSORBED has an authorized capitalization of 10,000 shares of stock having a par value of $10.00 per share none of which has been issued or is outstanding;

         5. The respective Boards of Directors of the Constituent Corporations have determined that it is advisable that the ABSORBED CORPORATION be merged into SURVIVOR, under the terms and conditions hereinafter set forth, in accordance with the applicable provisions of the laws of the State of Alaska, which laws permit such merger;

         NOW THEREFORE, in consideration of the premises and of the mutual agreements, covenants and provisions hereinafter contained, the parties hereto do hereby agree as follows:

                                       I

         ABSORBED and SURVIVOR shall be merged into a single corporation in accordance with the applicable provisions of the laws of the State of Alaska, by ABSORBED merging into SURVIVOR which shall be the surviving corporation. The separated existence of the ABSORBED CORPORATION shall cease and the existence of SURVIVOR shall continue unaffected and unimpaired by the merger with all the rights, privileges, immunities and powers, and subject to all the duties and liabilities of a corporation organized under the Business Corporation Act of the State of Alaska.

                                        II

         1. The Articles of Incorporation of SURVIVOR shall continue to be its Articles of Incorporation until altered or amended, following the effective date of the merger.

         2. The By-Laws of SURVIVOR shall be and remain the By-Laws of SURVIVOR until altered, amended or repealed.

         3. The directors and officers of SURVIVOR as of the effective date of the merger shall be the officers and directors of SURVIVOR, as follows:

                  DIRECTORS: David Helsten
                             John A. Lorentz
                             James V. Scoggin

                  OFFICERS:  John A. Lorentz - President
                             John A. Lorentz - Vice-President
                             David Helsten - Secretary
                             David Helsten - Treasurer

                                       III

         On the effective date of the merger:

         1. SURVIVOR shall possess all the rights, privileges, immunities, powers and franchises as well of a public as of a private nature, and shall be subject to all of the restrictions, disabilities, and duties of each of the Constituent Corporations; and all property, real, personal and mixed, including all patents, applications for patents, trademarks, trademark registrations and applications for registration of trademarks, together with the good will of the business in connection with which said patents and marks are used, and all debt due on whatever account, including subscriptions to shares of stock, and all other [ILLEGIBLE] in action and all and every other interest of or belonging to or due to each of the Constituent Corporations shall be deemed to be transferred to and vested in SURVIVOR without further act or deed, and title to any real estate, or any interest therein, vested in any of the Constituent Corporations shall not revert or be in any way impaired by reason of the merger.

         2. SURVIVOR shall be responsible and liable for all the liabilities and obligations of each of the Constituent Corporations; and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the merger had not taken place, or SURVIVOR may be substituted in its place and neither the rights of creditors nor any liens upon the property of either of the Constituent Corporations shall be impaired by the merger. SURVIVOR shall execute and deliver any and all documents which may be required for it to assume or otherwise comply with outstanding obligations of the ABSORBED CORPORATIONS.

                                       IV

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

         On the effective date of the merger the outstanding stock of SURVIVOR shall he deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                        V

         SURVIVOR shall pay all [ILLEGIBLE] of accomplishing the merger.

                                       VI

         If at any time SURVIVOR shall consider or be advised that any further assignment or assurances in law are necessary or desirable to vest or to perfect or confirm of record in SURVIVOR the title to any property or rights of the ABSORBED CORPORATIONS, or to otherwise carry out the provisions hereof, the proper officers and directors of the ABSORBED CORPORATIONS as of the effective date of the merger shall execute and deliver any and all proper deeds, assignments, and assurances in law, and do all things necessary or proper to vest, perfect or confirm title to such property or rights in SURVIVOR, and otherwise to carry out the provisions hereof.

                                       VII

         Each of the Constituent Corporations shall take or cause to be taken, all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Alaska to consummate and make effective the merger, subject, however, to the appropriate vote or consent of the stockholders of each of the Constituent Corporations in accordance with the requirements of the applicable provisions of the laws of the State of Alaska.

                                      VIII

         The effective date of the merger for accounting purposes, shall be at the close of business on December 31, 1971. The officers and directors of SURVIVOR are authorized and directed to perform all actions required for accomplishing and filing the merger under the laws of the State of Alaska.

         IN WITNESS WHEREOF, the corporate parties hereto, pursuant to authority given by their respective Boards of Directors, have caused this Plan and Agreement of Merger to be entered into, by their respective Presidents or Vice-Presidents and Secretaries or Assistant Secretaries, all as of the date and year first above written.

                      SURVIVOR: U-HAUL CO. OF ALASKA, An Alaska Corporation

                              By: /s/ John A. Lorentz
                                  -----------------------------------------
                                  John A. Lorentz - President

(Corporate
     seal)

                                  /s/ David Helsten
                                  -----------------------------------------
                                  David Helsten - Secretary

                      ABSORBED:  AUTOMATED MULTITEST MEDICAL LABORATORIES, INC.,
                                 An Alaska Corporation

                                  By: /s/ John A. Lorentz
                                      -------------------------------------
                                      John A. Lorentz - President

(No Corporate
         Seal)

                                      /s/ David Helsten
                                      -------------------------------------
                                      David Helsten - Secretary

State of Arizona     )
                     ) ss.
County of Maricopa   )

         On this the 10th day of December, 1971, before me, the undersigned Notary Public, appeared John A. Lorentz and David Helsten, who, being duly sworn did say that they are the President and Secretary respectively of AUTOMATED MULTITEST MEDICAL LABORATORIES, INC., an Alaska corporation, and that they are the persons whose names are subscribed to the foregoing instrument on behalf of said corporation, in the above-stated capacities, and that there is no corporate seal for the said corporation and that said instrument was signed on behalf of said corporation by authority of its Board of Directors, and as the free act and deed of said corporation, and for the purposes therein stated; and further that the facts therein stated are true to the best of their knowledge, information and belief.

         IN WITNESS WHEREOF, I set my hand and official seal.

                                      /s/ Helen H. Delamater
                                      -------------------------------------
                                                Notary Public

My commission
expires: [ILLEGIBLE]

State of Arizona    )
                    ) ss.
County of Maricopa  )

         On this the 10th day of December, 1971, before me, the undersigned Notary Public, appeared David Helsten and John A. Lorentz, who, being duly sworn did say that they are the Secretary and President, respectively of U-HAUL CO. OF ALASKA, an Alaska corporation, and that they are the persons whose names are subscribed to the foregoing instrument on behalf of said corporation, in the above-stated capacities, and that the seal is the corporate seal of the said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors and Shareholders, and as the free act and deed of said corporation, and for the purposes thereinstated; and further that the facts therein stated are true to the best of their knowledge, information and belief.

         IN WITNESS WHEREOF, I set my hand and official seal.

                                      /s/ Helen H. Delamater
                                      -------------------------------------
                                                Notary Public

My commission
expires: [ILLEGIBLE]

                                 STATE OF ALASKA

                             DEPARTMENT OF COMMERCE

                                     JUNEAU

                          CERTIFICATE OF INCORPORATION

         The undersigned, as Commissioner of Commerce of the State of Alaska, hereby certifies that duplicate originals of the Articles of Incorporation of AUTOMATED MULTITEST MEDICAL LABORATORIES, INC., duly signed and verified pursuant to the provisions of the Alaska Business Corporation Act, have been received in this office and are found to conform to law.

         ACCORDINGLY the undersigned, as such Commissioner of Commerce, and by virtue of the authority vested in him by law hereby issues this Certificate of Incorporation of

                 AUTOMATED MULTITEST MEDICAL LABORATORIES, INC.

and attaches hereto a duplicate original of the Articles of Incorporation.

                               IN TESTIMONY WHEREOF, I have hereunto set my hand
                                  and affixed my official seal, at Juneau the
                                   Capital, this 23rd day of June A.D. 1969

                                                             GEORGE SHARROCK
                                                        COMMISSIONER OF COMMERCE

                            ARTICLES OF INCORPORATION

                                       of

                 AUTOMATED MULTITEST MEDICAL LABORATORIES, INC.

                              An Alaska Corporation

         KNOW ALL MEN BY THESE PRESENTS: that we, the undersigned, have this day adopted, made and subscribed in duplicate to the following Articles of Incorporation, for the purpose of forming a corporation under the Business Corporation Act of the state of Alaska.

                                    ARTICLE I

         The name of the corporation shall be AUTOMATED MULTITEST MEDICAL LABORATORIES, INC.

                                   ARTICLE II

         The period of duration of this corporation shall be perpetual.

                                   ARTICLE III

         THE PRINCIPAL PURPOSE OF THIS CORPORATION SHALL BE THE PERFORMANCE OF MULTIPHASIC SCREENING TESTS. MULTIPHASIC SCREENING IS THE SEQUENTIAL PERFORMANCE OF A SERIES OF PREDETERMINED MEDICAL TESTS WHICH ARE GENERALLY STANDARD MEDICAL PROCEDURES OF RECOGNIZED VALUE. THEY ARE PERFORMED ON HUMAN SUBJECTS BY MEDICAL PERSONNEL LESS HIGHLY TRAINED THAN A GRADUATE PHYSICIAN, USING AUTOMATED EQUIPMENT WHEREVER TECHNICALLY AND ECONOMICALLY FEASIBLE. A DETAILED QUESTIONNAIRE-TYPE MEDICAL HISTORY IS ALSO PERFORMED. THE TEST RESULTS FOR EACH PATIENT ARE THEN COLLECTED AND DISPLAYED IN A FORM WHICH IS SUITABLE FOR INTERPRETATION BY A PHYSICIAN. A COMPUTER MAY BE USED FOR COLLECTION, DISPLAY AND ANALYTICAL PURPOSES. THE MEDICAL INFORMATION THUS OBTAINED IS USED BY A PHYSICIAN FOR DIAGNOSTIC AND/OR PREVENTIVE MEDICAL PURPOSES.

         Further purposes shall include, but not be limited to:

         To carry out medical analysis, research, perform blood analysis, obtain chemical analysis, perform tests, perform laboratory work, operate a bio-chemical laboratory and to furnish such results or services to hospitals, medical institutions, clinics, physicians, surgeons and the entire medical profession or such other group, business or individual as may desire such results or services.

Page one of five pages

         To establish, equip, own, operate and maintain pathological and X-ray laboratories, bio-chemical laboratories or other laboratories of medical or scientific nature.

         To manufacture, compound, mix, prepare, buy or otherwise acquire, and to sell, distribute at wholesale and retail, exploit, promote, and advertise, as principal or agent, any and all drugs, chemicals, chemical compounds, solutions, medicinal preparations, drug sundries, drug and like products, pharmaceutical supplies, medical goods and appliances generally.

         To carry on the business of chemists, druggists, chemical dealers, importers, exporters, manufacturers and traders in chemical, pharmaceutical, medicinal and other preparations and chemicals.

         To maintain, conduct, manage and carry on any kind of commercial or manufacturing business or businesses; and to engage in research, experimental, laboratory, development, exploitation and exploration work in connection with any or all of the foregoing businesses.

         To build, erect, construct, purchase, hold or otherwise acquire, own, provide, maintain, establish, lease and operate, buy, sell, exchange or otherwise dispose of manufacturing facilities, laboratories, warehouses, agencies, factories, buildings, structures, offices, and plants with suitable, necessary, useful, or advisable in connection with the attainment of any or all of the objects herein set forth.

         To manufacture, buy, sell, rent, deal in and to engage in, conduct and carry on the business of manufacturing, buying, selling, renting, and dealing in goods, wares and merchandise of every class and description necessary or useful for the operations of this Corporation.

         To improve, manage, develop, sell, assign, transfer, lease, mortgage, pledge, or otherwise dispose of or turn to account or deal with all or any part of the property of the Corporation and from time to time to vary any investment or employment of capital of the Corporation.

         To borrow money and to make and issue notes, bonds, debentures, obligations and evidences of indebtedness of all kinds whether secured by mortgage, pledge or otherwise without limit as to amount, and to secure the same by mortgage, pledge or otherwise; and generally to make and perform agreements and contracts of every kind and description.

Page two of five pages

         To the same extent as natural persons might or could do, to purchase or otherwise acquire, and to hold, own, maintain, work, develop, sell, lease, exchange, hire, convey, mortgage or otherwise dispose of and deal in, lands and leaseholds, and any interest, estate and rights in real property, and any personal or mixed property, and any franchises, rights, licenses or privileges necessary, convenient or appropriate for any of the purposes herein expressed.

         To apply for, obtain, register, purchase, lease or otherwise to acquire and to hold, own, use, develop, operate, and introduce, and to sell, assign, grant licenses or territorial rights in respect to, or otherwise to turn to account or dispose of, any copyrights, trade marks, trade names, brands, labels, patent rights, letters patent of the United States or of any other country or government, inventions, improvements and processes, whether used in connection with or secured under letters patent or otherwise.

         To do all and everything necessary, suitable and proper for the accomplishment of any of the purposes or the attainment of any of the objects or the furtherance of any of the powers hereinbefore set forth, either alone or in association with other corporations, firms or individuals, and to do every other act or acts, thing or things incidental or appurtenant to or growing out of or connected with the aforesaid business or powers or any part or parts thereof, provided the game be not inconsistent with the laws under which this Corporation is organized.

         To acquire by purchase, subscription or otherwise, and to hold for investment or otherwise and to use, sell, assign, transfer, mortgage, pledge or otherwise deal with or dispose of stocks, bonds, or any other obligations or securities of any corporation or corporations; to merge or consolidate with any corporation in such manner as may be permitted by law; to aid in any manner any corporation whose stocks, bonds or other obligations are held or in any manner guaranteed by this Corporation, or in which this Corporation is in any way interested; and to do any other acts or things for the preservation, protection, improvement or enhancement of the value of any such stock, bonds or other obligations; and while owner of any such stock, bonds or other obligations to exercise all the rights, powers and privileges

Page three of five pages
of ownership thereof, and to exercise any and all voting powers thereon; to guarantee the payment of dividends upon any stock, or the principal or interest or both, of any bonds or other obligations, and the performance of any contracts.

         The business or purpose of the Corporation is from time to time to do any one or more of the acts and things hereinabove set forth, and it shall have power to conduct and carry on its said business, or any part thereof, and to have one or more offices, and to exercise any or all of its corporate powers and rights, in the state of Alaska, and in the various other states, territories, colonies and dependencies of the United States, in the District of Columbia, and in all or any foreign countries.

         The enumeration herein of the objects and purposes of this Corporation shall be construed as powers as well as objects and purposes and shall not be deemed to exclude by inference any powers, objects or purposes which this Corporation is empowered to exercise, whether expressly by force of the laws of the state of Alaska now or hereafter in effect or impliedly by the reasonable construction of the said laws.

         To engage in any legal activity except banking, insurance, public utilities or building and loan activities.

                                   ARTICLE IV

         The authorized amount of capital stock of this corporation shall be One Hundred Thousand ($100,000.00) Dollars, divided into ten thousand (10,000) shares of the par value of Ten ($10.00) Dollars each.

         All shareholders shall have pre-emptive rights to purchase, subscribe for or otherwise acquire any unissued share of stock of this corporation of any class now or hereafter authorized.

                                    ARTICLE V

         This corporation shall not commence business until consideration of the value of at least One Thousand ($1,000.00) Dollars has been received in exchange for the issuance of shares.

                                   ARTICLE VI

         The registered office of the corporation shall be at 200 National Bank of Alaska Building, Juneau, Alaska 99801. The registered agent at said address shall be the C. T. Corporation System.

Page four of five pages

                                   ARTICLE VII

         This corporation shall have three (3) directors initially. The number of directors may be increased or diminished from time to time in accordance with the by-laws adopted by the stockholders, but shall never be less than three (3).

                                  ARTICLE VIII

         The affairs of this corporation shall be conducted by the Board of Directors and by such officers as the said Board of Directors may from time to time elect or appoint. Said Directors shall be elected by the stockholders at the annual meeting of the corporation and shall hold office until their successors are elected.

         The following named persons shall serve as Directors of this corporation until the first annual meeting:

Director - James V. Scoggin - 2727 North Central Avenue - Phoenix, Arizona 85004 Director -John A. Lorentz - 2727 North Central Avenue - Phoenix, Arizona 85004 Director -David L. Helsten - 2727 North Central Avenue - Phoenix, Arizona 85004

                                   ARTICLE IX

         The incorporators of this corporation and their addresses are:

         James V. Scoggin         2727 North Central Avenue
                                  Phoenix, Arizona  85004

         John A. Lorentz          2727 North Central Avenue
                                  Phoenix, Arizona  85004

         David L. Helsten         2727 North Central Avenue
                                  Phoenix, Arizona  85004

         IN TESTIMONY WHEREOF, we have signed these Articles of Incorporation this [ILLEGIBLE] day of April, 1969.

                                  /s/ James V. Scoggin
                                  ----------------------------------------------
                                  James V. Scoggin

                                  /s/ John A. Lorentz
                                  ----------------------------------------------
                                  John A. Lorentz

                                  /s/ David L. Helsten
                                  ----------------------------------------------
                                  David L. Helsten

STATE OF ARIZONA     )
                     ) SS:
COUNTY OF MARICOPA   )

         On this, [ILLEGIBLE] day of April, 1969, before me, a Notary Public, personally appeared James V. Scoggin, John A. Lorentz and David L. Helsten, known by me to be the persons whose signatures are subscribed to the within instrument and who acknowledged that they executed the same as their free act and deed for the purposes contained therein.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                    /s/ [ILLEGIBLE]
                                    --------------------------------------------
                                    Notary Public for the state of Arizona

Page five of five pages                   My Commission Expires Aug. 13, 1972

                                 STATE OF ALASKA

                 DEPARTMENT OF COMMERCE AND ECONOMIC DEVELOPMENT

                                   CERTIFICATE

         The undersigned, as Commissioner of Commerce and Economic Development of the State of Alaska, hereby certifies that duplicate originals of Articles of Merger, duly signed and verified pursuant to the provisions of the Alaska Business Corporation Act, have been received in this office and are found to conform to law.

         ACCORDINGLY the undersigned, as such Commissioner of Commerce and Economic Development, and by virtue of the authority vested in him by law, hereby issues this Certificate of Merger of

                          MOVERS WORLD OF ALASKA, INC.

                                      INTO

                              U-HAUL CO. OF ALASKA

and attaches hereto a duplicate original of the Articles of Merger.

                                         IN TESTIMONY WHEREOF, I execute this
                                         Certificate and affix the Great Seal
[SEAL]                                   of the State of Alaska this 10th day of
                                         August, A.D. 1988

                                         /s/ J. ANTHONY SMITH
                                         J. ANTHONY SMITH
                                          COMMISSIONER OF COMMERCE AND
                                             ECONOMIC DEVELOPMENT

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 22st day of June, 1988, entered into by U-HAUL CO. OF ALASKA, the Surviving Corporation, and MOVERS WORLD OF ALASKA, INC., the Absorbed Corporation, both corporations of the State of Alaska, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Alaska, which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporations's principal office. The location that office is 4751 Old Seward Hwy., Anchorage, Alaska 99503.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

         (1) All issued and outstanding shares of stock of the Constituent Corporation shall be cancelled.

         (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OP MERGER as to each corporation was as follows:

                        NUMBER OF        NUMBER OF         NUMBER     NUMBER
                         SHARES           SHARES            VOTED      VOTED
COMPANY NAME           OUTSTANDING   ENTITLED TO VOTE        FOR      AGAINST
------------           -----------   ----------------        ---      -------
U-HAUL CO. OF
ALASKA                    1,000          1,000             1,000         0

MOVERS WORLD OF
ALASKA, INC.                500            500               500         0

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Alaska, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Alaska.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C. T. Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P. O. Box 21502, Phoenix, Arizona 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

         IN WITNESS WHEREOF the corporate parties hereto execute this PLAN/AGREEMENT/ARTICLES OF MERGER this 22st day of June, 1988.

                  Surviving Corporation: U-HAUL CO. OF ALASKA, Inc. an

                                         Alaska corporation

                                         By: /s/ John Norris
                                             -----------------------------------
                                             John Norris, President

      verified                           Subscribed and Sworn to or affirmed
                                         before me at [ILLEGIBLE]
      BY: /s/ Donna L. Taylor            on 8-5-88.
          -----------------------
          Donna L. Taylor, Secretary                    /s/ [ILLEGIBLE]
                                                        ------------------------
                                                           NOTARY PUBLIC

            Absorbed Corporation:        MOVERS WORLD OF ALASKA, INC.
                                         an Alaska corporation
                                         My Commission Expires 6-9-[ILLEGIBLE]

                                         BY: /s/ John M. Dodda
                                             -----------------------------------
                                             John M. Dodda, President

      Verified

      BY: /s/ John A. Lorentz
          -----------------------
          John A. Lorentz,
          Secretary

                                 STATE OF ALASKA

                 DEPARTMENT OF COMMERCE AND ECONOMIC DEVELOPMENT

                                   CERTIFICATE

                              BUSINESS CORPORATION

         The undersigned, as Commissioner of Commerce and Economic Development of the State of Alaska, hereby certifies that duplicate originals of the Articles of Incorporation of

                          MOVERS WORLD OF ALASKA, INC.

have been received in this office and are found to conform to law.

         ACCORDINGLY, the undersigned, as such Commissioner of Commerce and Economic Development, and by virtue of the authority vested in him by law, hereby issues the Certificate of Incorporation and attaches hereto a duplicate original of the Articles of Incorporation.

         IN TESTIMONY WHEREOF. I execute this certificate and affix the Great Seal of the State of Alaska this 22nd day of June A. D. 1984.

                                                  /s/ Richard A. Lyon
[SEAL]                                               Richard A. Lyon
                                               COMMISSIONER OF COMMERCE AND
                                                   ECONOMIC DEVELOPMENT

                            ARTICLES OF INCORPORATION

                                       OF

                          MOVERS WORLD OF ALASKA, INC.

         I, the undersigned natural person of the age of Nineteen years or more, acting as incorporators of a corporation under the Alaska Business Corporation Act, adopt the following Articles of Incorporation for such Corporation:

                                    ARTICLE I

         The name of the corporation shall be: MOVERS WORLD OF ALASKA, INC.

                                   ARTICLE II

         The corporation shall have perpetual existence.

                                   ARTICLE III

         The purposes for which this corporation is organized are to engage in the transportation of Household goods and office supplies as a common carrier by motor vehicle in both intrastate and interstate commerce.

         To operate as a public warehouse for the storage of household goods and office supplies. Ane to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Alaska.

                                   ARTICLE IV

         The aggregate number of shares which this corporation shall have authority to issue shal be; 500 shares of common stock with a par value of $10.00 per share.

                                    ARTICLE V

         This corporation shall not commence business until consideration of at least one thousand dollars ($1,000.00) has been received for the issuance of shares.

                                   ARTICLE VI

         Provisions limiting or denying to shareholders the preemptive right to acquire additional or treasury shares of this corporation are: None

                                   ARTICLE VII

         Provisions for the regulation of the internal affairs of the corporation are: None

                                  ARTICLE VIII

The address of this corporation's initial registered office shall be: 21Q Ferry Way, 2nd Floor, Juneau, Alaska 99801 and the name of this corporation's initial registered agent at such address shall be C.T. Corporation System.

                                   ARTICLE IX

One director shall constitute the initial board of directors of this corporation. The name and address of this person, of whom shall serve as a director until the first annual meeting of shareholders or until his successor is elected and qualified, is as follows:

          John Norris                                4751 Old Seward Hwy.
                                                     Anchorage, AK 99503-7417

                                    ARTICLE X

The name & address of each of the incorporators of the corporation are:

           John A. Lorentz                            2727 N. Central Avenue
                                                      Phoenix, Arizona 85004
           Nancy Beiley                               2727 N. Central Avenue
                                                      Phoenix, Arizona 85004
           Blanche I. Passolt                         2727 N. Central Avenue
                                                      Phoenix, Arizona 85004

                                   ARTICLE XI

The name and address of each alien affiliate is: There are no alien affiliates.

         IN WITNESS WHEREOF, we have executed these Articles of Incorporation in duplicate this 18th day of June, 1984.

                                       /s/ John A. Lorentz
                                       -----------------------------------------
                                       John A. Lorentz, Incorporator

                                       /s/ Nancy Beiley
                                       -----------------------------------------
                                       Nancy Beiley, Incorporator

                                       /s/ Blanche I. Passolt
                                       -----------------------------------------
                                       Blanche I. Passolt, Incorporator

STATE OF ARIZONA   )
                   ) ss.
COUNTY OF MARICOPA )

         On this 18th day of June, 1984, before me a Notary Public, personally appeared John A. Lorentz, Nancy Beiley, Blanche I. Passolt, known by me to be the persons whose signatures are subscribed to the within instrument who acknowledged that they executed the same as their free act & deed for the purpose therein contained.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                       /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                               NOTARY PUBLIC

            (NOTARIAL SEAL)                  My Commission Expires April 5, 1988

                            ARTICLES OF INCORPORATION

                                       OF

                          MOVERS WORLD OF ALASKA, INC.

         I, the undersigned natural person of the age of Nineteen years or more, acting as incorporators of a corporation under the Alaska Business Corporation Act, adopt the following Articles of Incorporation for such Corporation:

                                    ARTICLE I

         The name of the corporation shall be: MOVERS WORLD OF ALASKA, INC.

                                   ARTICLE II

         The corporation shall have perpetual existence.

                                   ARTICLE III

         The purposes for which this corporation is organized are to engage in the transportation of Household goods and office supplies as a common carrier by motor vehicle in both intrastate and interstate commerce.

         To operate as a public warehouse for the storage of household goods and office supplies. Ane to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Alaska.

                                   ARTICLE IV

         The aggregate number of shares which this corporation shall have authority to issue shall be; 500 shares of common stock with a par value of $10.00 per share.

                                    ARTICLE V

         This corporation shall not commence business until consideration of at least one thousand dollars ($1,000.00) has been received for the issuance of shares.

                                   ARTICLE VI

         Provisions limiting or denying to shareholders the preemptive right to acquire additional or treasury shares of this corporation are: None

                                   ARTICLE VII

         Provisions for the regulation of the internal affairs of the corporation are: None

                                  ARTICLE VIII

The address of this corporation's initial registered office shall be: 210 Ferry Way, 2nd Floor, Juneau, Alaska 99801 and the name of this corporation's initial registered agent at such address shall be C. T. Corporation System.

                                   ARTICLE IX

One director shall constitute the initial board of directors of this corporation. The name and address of this person, of whom shall serve as a director until the first annual meeting of shareholders or until his successor is elected and qualified, is as follows:

          John Norris                                4751 Old Seward Hwy.
                                                     Anchorage, AK 99503-7417

                                   ARTICLE X

The name & address of each of the incorporators of the corporation are:

          John A. Lorentz                            2727 N. Central Avenue
                                                     Phoenix, Arizona 85004
          Nancy Beiley                               2727 N. Central Avenue
                                                     Phoenix, Arizona 85004
          Blanche I. Passolt                         2727 N. Central Avenue
                                                     Phoenix, Arizona 85004

                                   ARTICLE XI

The name and address of each alien affilate is: There are no alien affilates.

         IN WITNESS WHEREOF, we have executed these Articles of Incorporation in duplicate this 18th day of June, 1984.

                                         /s/ John A. Lorentz
                                         ---------------------------------------
                                         John A. Lorentz, Incorporator

                                         /s/ Nancy Beiley
                                         ---------------------------------------
                                         Nancy Beiley, Incorporator

                                         /s/ Blanche I. Passolt
                                         ---------------------------------------
                                         Blanche I. Passolt, Incorporator

STATE OF ARIZONA   )
                   ) ss.
COUNTY OF MARICOPA )

         On this 18th day of June, 1984, before me a Notary Public, personally appeared John A. Lorentz, Nancy Beiley, Blanche I. Passolt, known by me to be the persons whose signatures are subscribed to the within instrument & who acknowledged that they executed the same as their free act & deed for the purpose therein contained.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                        /s/ [ILLEGIBLE]
                                        ---------------------------------------
                                             NOTARY PUBLIC

            (NOTARIAL SEAL)                  My Commission Expires April 5, 1988